Acquisitions - Schedule of Unaudited Proforma Results of Operation (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2014	Sep. 30, 2013
Acquisition Pro Forma Results [Abstract]
Total revenues	$ 271,118	$ 246,488	$ 760,636	$ 700,417
Net income (loss) attributable to La Quinta Holdings' stockholders	$ 12,836	$ 24,156	$ (329,525)	$ 13,975
Basic and diluted earnings per share	$ 0.10	$ 0.20	$ (2.62)	$ 0.11